Semi-Annual Report

29 February 2016

SSGA Funds

Institutional Money Market Funds

SSGA U.S. Treasury Money Market Fund

SSGA Prime Money Market Fund

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

SSGA Funds

Institutional Money Market Funds

Semi-Annual Report

February 29, 2016 (Unaudited)

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

SSGA U.S. Treasury Money Market Fund

Portfolio Statistics (Unaudited)

Portfolio Composition*	February 29, 2016
Treasury Debt	55.8%
Treasury Repurchase Agreements	42.7
Other Assets in Excess of Liabilities	1.5

Total	100.0%

Maturity Ladder*	February 29, 2016
Overnight (1 Day)	35.7%
2 to 30 Days	30.4
31 to 60 Days	11.5
61 to 90 Days	11.7
Over 90 Days	9.2

Total	98.5%

Average days to maturity	19
Weighted average life	44

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes to financial statements.

U.S. Treasury Money Market Fund	1

SSGA U.S. Treasury Money Market Fund

Schedule of Investments — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
Treasury Debt - 55.8%
U.S. Treasury Bill (a)	0.215%	03/03/2016	03/03/2016	$200,000,000	$199,997,164
U.S. Treasury Bill (a)	0.220%	04/14/2016	04/14/2016	324,000,000	323,912,880
U.S. Treasury Bill (a)	0.245%	03/24/2016	03/24/2016	45,000,000	44,991,985
U.S. Treasury Bill (a)	0.250%	03/24/2016	03/24/2016	55,000,000	54,990,203
U.S. Treasury Bill (a)	0.250%	03/31/2016	03/31/2016	60,000,000	59,987,150
U.S. Treasury Bill (a)	0.255%	04/21/2016	04/21/2016	350,000,000	349,873,562
U.S. Treasury Bill (a)	0.260%	03/31/2016	03/31/2016	140,000,000	139,970,017
U.S. Treasury Bill (a)	0.265%	03/10/2016	03/10/2016	500,000,000	499,966,544
U.S. Treasury Bill (a)	0.265%	03/17/2016	03/17/2016	65,000,000	64,992,190
U.S. Treasury Bill (a)	0.268%	03/10/2016	03/10/2016	92,000,000	91,993,844
U.S. Treasury Bill (a)	0.268%	03/17/2016	03/17/2016	190,000,000	189,977,172
U.S. Treasury Bill (a)	0.270%	03/03/2016	03/03/2016	222,000,000	221,996,852
U.S. Treasury Bill (a)	0.270%	03/17/2016	03/17/2016	245,000,000	244,970,564
U.S. Treasury Bill (a)	0.273%	03/03/2016	03/03/2016	278,000,000	277,996,057
U.S. Treasury Bill (a)	0.280%	03/10/2016	03/10/2016	108,000,000	107,992,774
U.S. Treasury Bill (a)	0.280%	03/17/2016	03/17/2016	100,000,000	99,987,985
U.S. Treasury Bill (a)	0.285%	03/24/2016	03/24/2016	500,500,000	500,410,851
U.S. Treasury Bill (a)	0.300%	05/19/2016	05/19/2016	250,000,000	249,835,417
U.S. Treasury Bill (a)	0.301%	04/28/2016	04/28/2016	145,000,000	144,929,136
U.S. Treasury Bill (a)	0.303%	05/26/2016	05/26/2016	200,000,000	199,855,472
U.S. Treasury Bill (a)	0.305%	04/28/2016	04/28/2016	205,000,000	204,899,812
U.S. Treasury Bill (a)	0.315%	05/12/2016	05/12/2016	250,000,000	249,842,500
U.S. Treasury Bill (a)	0.323%	06/02/2016	06/02/2016	350,000,000	349,712,908
U.S. Treasury Bill (a)	0.350%	05/05/2016	05/05/2016	350,000,000	349,778,819
U.S. Treasury Note (a)	0.285%	03/31/2016	03/31/2016	24,700,000	24,739,729
U.S. Treasury Note (a)	0.285%	03/31/2016	03/31/2016	36,300,000	36,362,101
U.S. Treasury Note (b)	0.373%	03/01/2016	10/31/2016	125,000,000	124,984,206
U.S. Treasury Note (b)	0.389%	03/01/2016	04/30/2016	230,700,000	230,704,859
U.S. Treasury Note (b)	0.390%	03/01/2016	07/31/2016	59,000,000	59,003,111
U.S. Treasury Note (b)	0.394%	03/01/2016	04/30/2017	71,000,000	71,000,313
U.S. Treasury Note (b)	0.397%	03/01/2016	07/31/2017	145,000,000	144,954,274
U.S. Treasury Note (b)	0.404%	03/01/2016	01/31/2017	123,000,000	122,993,116
U.S. Treasury Note (b)	0.488%	03/01/2016	10/31/2017	150,000,000	149,695,572

Total Treasury Debt					6,187,299,139

Treasury Repurchase Agreements - 42.7%
Agreement with Bank of Nova Scotia and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by a U.S. Treasury Bond, 3.125% due 08/15/44, U.S. Treasury Inflation Index Notes, 0.125% - 1.875% due 04/15/2019 - 07/15/2019, and U.S. Treasury Notes, 0.750% - 3.625% due 01/15/2017 - 12/31/2022, valued at $229,501,958); expected proceeds $225,001,875	0.300%	03/01/2016	03/01/2016	225,000,000	225,000,000
Agreement with BNP Paribas and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by various U.S. Treasury Bonds, 3.000% - 8.000% due 11/15/2021 - 11/15/2044, a U.S. Treasury Inflation Note, 0.375% due 07/15/2025, U.S. Treasury Notes, 0.419% - 1.625% due 04/30/2016 - 02/28/2023, a U.S. Treasury Strip, 0.000% due 11/15/2017, valued at $285,600,006); expected proceeds $280,002,333	0.300%	03/01/2016	03/01/2016	280,000,000	280,000,000

See accompanying notes to financial statements.

2	U.S. Treasury Money Market Fund

SSGA U.S. Treasury Money Market Fund

Schedule of Investments, continued — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
Agreement with Calyon Financial, Inc. and Bank of New York Mellon (Tri-Party), dated 02/26/2016 (collateralized by a U.S. Treasury Bond, 6.000% due 02/15/2026, a U.S. Treasury Inflation Bond, 2.375% due 01/15/2025, and a U.S. Treasury Note, 2.625% due 04/30/2018, valued at $127,500,065); expected proceeds $125,007,778	0.320%	03/04/2016	03/04/2016	$125,000,000	$125,000,000
Agreement with Calyon Financial, Inc. and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by a U.S. Treasury Inflation Note, 1.250% due 07/15/2020, valued at $55,080,080); expected proceeds $54,000,450	0.300%	03/01/2016	03/01/2016	54,000,000	54,000,000
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon Corp. (Tri-Party), dated 02/26/2016 (collateralized by various U.S. Treasury Notes, 1.000% - 1.375% due 09/15/2018 - 05/31/2020, valued at $153,000,010); expected proceeds $150,008,750	0.300%	03/04/2016	03/04/2016	150,000,000	150,000,000
Agreement with Federal Reserve Bank and Bank of New York Mellon Corp. (Tri-Party), dated 02/29/2016 (collateralized by various U.S. Treasury Bonds, 3.125% - 6.625% due 02/15/2027 - 02/15/2043, and U.S. Treasury Notes, 1.125% - 1.250% due 01/31/2019 - 12/31/2019, valued at $2,578,017,991); expected proceeds $2,578,017,903	0.250%	03/01/2016	03/01/2016	2,578,000,000	2,578,000,000
Agreement with Merrill Lynch and Bank of New York Mellon (Tri-Party), dated 2/29/2016 (collateralized by a U.S. Treasury Bond, 0.300% due 11/15/2025, valued at $255,684,778); expected proceeds $250,002,083.	0.300%	03/01/2016	03/01/2016	250,000,000	250,000,000
Agreement with Mitsubishi UFJ Securities, Inc. and Bank of New York Mellon Corp. (Tri-Party), dated 02/29/2016 (collateralized by various U.S. Treasury Bonds, 3.000% due 05/15/2042 - 05/15/2045, U.S. Treasury Inflation Bonds, 1.375% - 2.375% due 01/15/2027 - 02/15/2044, U.S. Treasury Inflation Notes, 0.125% - 0.625% due 07/15/2021 - 01/15/2025, and U.S. Treasury Notes, 0.500% - 2.625% due 03/31/2017 - 11/15/2025, valued at $180,541,514); expected proceeds $177,001,426	0.290%	03/01/2016	03/01/2016	177,000,000	177,000,000
Agreement with Societe Generale and Bank of New York Mellon Corp. (Tri-Party), dated 02/23/2016 (collateralized by various U.S. Treasury Notes, 0.424% - 1.750% due 04/30/2017 - 05/15/2023, valued at $204,000,080); expected proceeds $200,012,444	0.320%	03/01/2016	03/01/2016	200,000,000	200,000,000

See accompanying notes to financial statements.

U.S. Treasury Money Market Fund	3

SSGA U.S. Treasury Money Market Fund

Schedule of Investments, continued — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
Agreement with Societe Generale and Bank of New York Mellon Corp. (Tri-Party), dated 02/24/2016 (collateralized by a U.S. Treasury Bond, 3.750% due 11/15/2043, U.S. Treasury Inflation Notes, 0.125% - 1.250% due 07/15/2020 - 07/15/2025, and U.S. Treasury Notes, 1.500% - 3.625% due 05/31/2020 - 08/15/2025, valued at $408,000,090); expected proceeds $400,025,667	0.330%	03/02/2016	03/02/2016	$400,000,000	$400,000,000
Agreement with Societe Generale and Bank of New York Mellon Corp. (Tri-Party), dated 02/25/2016 (collateralized by a U.S. Treasury Bond, 8.500% due 02/15/2020, and U.S. Treasury Notes, 1.000% - 1.875% due 02/15/2018 - 08/31/2022, valued at $102,000,005); expected proceeds $100,006,417	0.330%	03/03/2016	03/03/2016	100,000,000	100,000,000
Agreement with Societe Generale and Bank of New York Mellon Corp. (Tri-Party), dated 02/29/2016 (collateralized by various U.S. Treasury Bills, 0.000% due 03/10/2016 - 11/10/2016, U.S. Treasury Bonds, 2.500% - 8.750% due 05/15/2020 - 02/15/2046, a U.S. Treasury Inflation Bond, 0.750% due 02/15/2042, U.S. Treasury Inflation Notes, 0.125% - 0.375% due 04/15/2020 - 07/15/2025, U.S. Treasury Notes, 0.375% - 5.125% due 05/15/2016 - 02/15/2026, and U.S. Treasury Strips, 0.000% due 05/15/2018 - 11/15/2024, valued at $206,892,815); expected proceeds $202,837,859	0.330%	03/01/2016	03/01/2016	202,836,000	202,836,000

Total Treasury Repurchase Agreements					4,741,836,000

Total Investments - 98.5% (c)(d)					10,929,135,139

Other Assets in Excess of Liabilities - 1.5%					170,788,411

Net Assets - 100.0%					$11,099,923,550

(a)	Rate represents annualized yield at date of purchase.
(b)	Variable Rate Security - Interest rate shown is rate in effect at February 29, 2016.
(c)	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 2 inputs established by provisions surrounding fair value measurements and disclosures. (Note 2)
(d)	Also represents the cost for federal tax purposes.

See accompanying notes to financial statements.

4	U.S. Treasury Money Market Fund

SSGA Prime Money Market Fund

Portfolio Statistics (Unaudited)

Portfolio Composition*	February 29, 2016
Certificates of Deposit	40.7%
Financial Company Commercial Paper	29.1
Other Repurchase Agreements	9.4
Other Notes	8.6
Government Agency Debt	6.5
Treasury Repurchase Agreements	3.2
Asset Backed Commercial Paper	3.0
Liabilities in Excess of Other Assets	(0.5)

Total	100.0%

Maturity Ladder*	February 29, 2016
Overnight (1 Day)	12.2%
2 to 30 Days	20.1
31 to 60 Days	20.6
61 to 90 Days	16.8
Over 90 Days	30.8

Total	100.5%

Average days to maturity	40
Weighted average life	62

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes to financial statements.

Prime Money Market Fund	5

SSGA Prime Money Market Fund

Schedule of Investments — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
Asset Backed Commercial Paper - 3.0%
Collateralized Commercial Paper Co. LLC (a)(b)	0.806%	03/29/2016	07/25/2016	$50,000,000	$50,000,000
Kells Funding LLC (b)(c)	0.600%	05/11/2016	05/11/2016	20,000,000	19,976,333
Kells Funding LLC (b)(c)	0.600%	05/12/2016	05/12/2016	60,000,000	59,928,000
Kells Funding LLC (b)(c)	0.600%	05/24/2016	05/24/2016	25,000,000	24,965,000
Kells Funding LLC (b)(c)	0.610%	06/06/2016	06/06/2016	15,000,000	14,975,346

Total Asset Backed Commercial Paper					169,844,679

Certificates of Deposit - 40.7%
Bank of Montreal (c)	0.400%	03/28/2016	03/28/2016	30,000,000	30,000,000
Bank of Montreal (c)	0.600%	04/08/2016	04/08/2016	32,000,000	32,000,000
Bank of Montreal (c)	0.630%	03/23/2016	03/23/2016	50,000,000	49,999,998
Bank of Montreal (a)	0.778%	03/08/2016	07/08/2016	20,000,000	20,000,000
Bank of Nova Scotia (a)	0.608%	03/07/2016	04/07/2016	50,000,000	50,000,000
Bank of Tokyo - Mitsubishi (c)	0.690%	06/01/2016	06/01/2016	30,000,000	30,000,000
Bank of Tokyo - Mitsubishi (c)	0.700%	05/04/2016	05/04/2016	30,000,000	30,000,000
Bank of Tokyo - Mitsubishi (c)	0.700%	05/16/2016	05/16/2016	40,000,000	40,000,000
Bank of Tokyo - Mitsubishi (c)	0.700%	06/01/2016	06/01/2016	55,000,000	55,000,000
BNP Paribas (c)	0.360%	03/02/2016	03/02/2016	49,000,000	49,000,000
BNP Paribas (c)	0.400%	03/03/2016	03/03/2016	50,000,000	50,000,000
BNP Paribas (c)	0.500%	03/16/2016	03/16/2016	50,000,000	50,000,000
BNP Paribas (c)	0.600%	06/01/2016	06/01/2016	30,000,000	30,000,000
Canadian Imperial Bank of Commerce (c)	0.580%	03/11/2016	03/11/2016	75,000,000	75,000,000
Canadian Imperial Bank of Commerce (a)	0.779%	03/17/2016	08/17/2016	50,000,000	50,000,000
Chase Bank USA NA (a)	0.592%	03/21/2016	04/21/2016	33,000,000	33,000,000
Citibank NA (c)	0.600%	04/04/2016	04/04/2016	48,000,000	48,000,000
Citibank NA (c)	0.640%	06/02/2016	06/02/2016	50,000,000	50,000,000
Citibank NA (c)	0.650%	05/19/2016	05/19/2016	40,000,000	40,000,000
Citibank NA (c)	0.650%	05/20/2016	05/20/2016	45,000,000	45,000,000
Citibank NA (c)	0.710%	07/11/2016	07/11/2016	25,000,000	25,000,000
Credit Agricole Corporate & Investment Bank (c)	0.500%	03/03/2016	03/03/2016	50,000,000	50,000,000
Credit Agricole Corporate & Investment Bank (c)	0.630%	03/16/2016	03/16/2016	75,000,000	75,000,000
Credit Suisse (a)	0.709%	03/29/2016	05/02/2016	50,000,000	50,000,000
Credit Suisse (c)	0.800%	06/02/2016	06/02/2016	25,000,000	25,000,000
Credit Suisse (c)	0.810%	06/07/2016	06/07/2016	40,000,000	40,000,000
ING Bank NV (c)	0.440%	03/14/2016	03/14/2016	50,000,000	50,000,000
ING Bank NV (c)	0.700%	06/02/2016	06/02/2016	50,000,000	50,000,000
ING Bank NV (c)	0.730%	07/01/2016	07/01/2016	50,000,000	50,000,000
National Australia Bank Ltd. (c)	0.725%	06/14/2016	06/14/2016	100,000,000	100,001,454
Norinchukin Bank (c)	0.430%	04/06/2016	04/06/2016	75,000,000	75,000,000
Norinchukin Bank (c)	0.430%	04/07/2016	04/07/2016	50,000,000	50,000,000
Rabobank Nederland NV (a)	0.601%	03/14/2016	04/13/2016	28,000,000	28,000,000
Rabobank Nederland NV (c)	0.720%	07/19/2016	07/19/2016	50,000,000	50,000,000
Royal Bank of Canada (a)	0.778%	03/07/2016	07/07/2016	50,000,000	50,000,000
Societe Generale (c)	0.500%	03/07/2016	03/07/2016	35,000,000	35,000,000
Standard Chartered Bank (c)	0.620%	04/21/2016	04/21/2016	13,000,000	13,000,000
Standard Chartered Bank (c)	0.620%	04/22/2016	04/22/2016	25,000,000	25,000,000
Sumitomo Mitsui Banking Corp. (c)	0.530%	03/08/2016	03/08/2016	25,000,000	25,000,000
Sumitomo Mitsui Banking Corp. (c)	0.670%	04/01/2016	04/01/2016	55,000,000	55,000,000
Sumitomo Mitsui Banking Corp. (c)	0.700%	06/15/2016	06/15/2016	75,000,000	75,000,000
Svenska Handelsbanken AB (c)	0.405%	03/02/2016	03/02/2016	40,000,000	40,000,005
Toronto Dominion Bank (a)	0.584%	03/29/2016	05/26/2016	61,000,000	61,000,000
Toronto Dominion Bank (a)	0.586%	03/01/2016	04/01/2016	25,000,000	25,000,000
Toronto Dominion Bank (a)	0.589%	03/07/2016	04/05/2016	15,000,000	15,000,000

See accompanying notes to financial statements.

6	Prime Money Market Fund

SSGA Prime Money Market Fund

Schedule of Investments, continued — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
Toronto Dominion Bank (c)	0.642%	04/04/2016	04/04/2016	$44,000,000	$44,000,000
Toronto Dominion Bank (c)	0.652%	04/15/2016	04/15/2016	16,000,000	16,000,000
UBS AG (a)	0.681%	03/16/2016	04/18/2016	50,000,000	50,000,000
UBS AG (a)	0.687%	03/03/2016	05/03/2016	50,000,000	50,000,000
Wells Fargo Bank NA (c)	0.492%	03/07/2016	03/07/2016	50,000,000	50,000,000
Wells Fargo Bank NA (a)	0.779%	03/11/2016	07/08/2016	40,000,000	40,000,000
Westpac Banking Corp. (a)	0.556%	03/29/2016	04/25/2016	19,000,000	19,000,000

Total Certificates of Deposit					2,263,001,457

Financial Company Commercial Paper - 29.1%
Australia & New Zealand Banking Group Ltd. (a)(d)	0.539%	03/04/2016	05/04/2016	20,000,000	19,999,818
Bank of Nova Scotia (a)(d)	0.777%	03/14/2016	08/12/2016	50,000,000	50,000,000
Caisse des Depots et Consignations (b)(c)	0.340%	03/01/2016	03/01/2016	31,000,000	31,000,000
Caisse des Depots et Consignations (b)(c)	0.345%	03/16/2016	03/16/2016	24,000,000	23,996,550
Caisse des Depots et Consignations (b)(c)	0.590%	04/25/2016	04/25/2016	50,000,000	49,954,931
Caisse des Depots et Consignations (b)(c)	0.590%	05/24/2016	05/24/2016	50,000,000	49,931,167
Commonwealth Bank of Australia (c)(d)	0.560%	04/14/2016	04/14/2016	10,000,000	9,993,156
Commonwealth Bank of Australia (c)	0.565%	04/14/2016	04/14/2016	9,000,000	8,993,785
Commonwealth Bank of Australia (a)(d)	0.614%	03/29/2016	04/26/2016	15,000,000	15,000,000
DBS Bank Ltd. (c)(d)	0.580%	04/25/2016	04/25/2016	50,000,000	49,955,694
DBS Bank Ltd. (c)(d)	0.600%	04/08/2016	04/08/2016	35,250,000	35,227,675
DnB Bank ASA (c)(d)	0.340%	03/07/2016	03/07/2016	60,000,000	59,996,600
DnB Bank ASA (c)(d)	0.730%	06/17/2016	06/17/2016	50,000,000	49,890,500
DnB Bank ASA (c)(d)	0.635%	06/10/2016	06/10/2016	25,000,000	24,955,462
DnB Bank ASA (c)(d)	0.670%	07/05/2016	07/05/2016	50,000,000	49,882,750
Erste Abwicklungsanstalt (c)(d)	0.600%	05/06/2016	05/06/2016	50,000,000	49,945,000
Erste Abwicklungsanstalt (c)(d)	0.630%	05/16/2016	05/16/2016	50,000,000	49,933,500
Erste Abwicklungsanstalt (c)(d)	0.650%	06/01/2016	06/01/2016	50,000,000	49,916,944
Erste Abwicklungsanstalt (c)(d)	0.650%	06/02/2016	06/02/2016	35,000,000	34,941,229
GE Capital Treasury Services US LLC (c)	0.320%	03/02/2016	03/02/2016	75,000,000	74,999,333
HSBC Bank PLC (a)(d)	0.631%	03/16/2016	05/16/2016	65,000,000	65,000,000
HSBC Bank PLC (a)(d)	0.640%	03/18/2016	05/18/2016	42,000,000	42,000,000
HSBC Bank PLC (a)	0.806%	03/29/2016	07/25/2016	55,000,000	55,000,000
National Australia Bank Ltd. (c)(d)	0.400%	03/03/2016	03/03/2016	17,200,000	17,199,618
National Australia Bank Ltd. (a)(d)	0.598%	03/07/2016	04/06/2016	23,000,000	23,000,000
Nederlandse Waterschapsbank NV (c)(d)	0.570%	05/02/2016	05/02/2016	90,000,000	89,911,650
Nederlandse Waterschapsbank NV (c)(d)	0.580%	04/20/2016	04/20/2016	52,000,000	51,958,111
NRW.Bank (c)(d)	0.415%	04/01/2016	04/01/2016	50,000,000	49,982,132
Skandinaviska Enskilda Banken AB (c)(d)	0.670%	07/05/2016	07/05/2016	22,000,000	21,948,410
Skandinaviska Enskilda Banken AB (c)(d)	0.675%	07/15/2016	07/15/2016	25,000,000	24,936,250
Societe Generale (c)	0.610%	05/02/2016	05/02/2016	130,000,000	129,863,428
Standard Chartered Bank (c)(d)	0.620%	04/20/2016	04/20/2016	50,000,000	49,956,944
Svenska Handelsbanken AB (c)(d)	0.730%	06/17/2016	06/17/2016	60,000,000	59,868,600
Swedbank AB (c)	0.400%	03/03/2016	03/03/2016	45,000,000	44,999,000
Swedbank AB (c)	0.675%	07/08/2016	07/08/2016	60,000,000	59,854,875
Toyota Motor Credit Corp. (a)	0.741%	03/15/2016	07/18/2016	21,500,000	21,500,000
Westpac Banking Corp. (c)(d)	0.539%	03/11/2016	03/11/2016	22,000,000	22,000,000

Total Financial Company Commercial Paper					1,617,493,112

Government Agency Debt - 6.5%
Federal Home Loan Bank (c)	0.278%	03/07/2016	03/07/2016	48,000,000	47,997,680
Federal Home Loan Bank (c)	0.290%	03/16/2016	03/16/2016	57,400,000	57,392,825
Federal Home Loan Bank (c)	0.290%	03/17/2016	03/17/2016	14,600,000	14,598,053
Federal Home Loan Bank (c)	0.310%	04/08/2016	04/08/2016	20,000,000	19,993,456

See accompanying notes to financial statements.

Prime Money Market Fund	7

SSGA Prime Money Market Fund

Schedule of Investments, continued — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
Federal Home Loan Bank (c)	0.320%	04/13/2016	04/13/2016	$54,000,000	$53,979,360
Federal Home Loan Bank (c)	0.325%	04/06/2016	04/06/2016	47,000,000	46,984,725
Federal Home Loan Bank (c)	0.340%	04/01/2016	04/01/2016	40,000,000	39,988,289
Federal Home Loan Bank (c)	0.343%	04/20/2016	04/20/2016	50,000,000	49,976,180
Federal Home Loan Mortgage Corp. (c)	0.280%	03/07/2016	03/07/2016	29,000,000	28,998,647

Total Government Agency Debt					359,909,215

Other Notes - 8.6%
Bank of America NA (a)	0.597%	03/14/2016	04/12/2016	7,000,000	7,000,000
Bank of America NA (a)	0.617%	03/03/2016	05/03/2016	8,000,000	8,000,000
Bank of America NA (a)	0.617%	03/03/2016	05/03/2016	10,000,000	10,000,000
Bank of America NA (a)	0.776%	03/15/2016	08/15/2016	50,000,000	50,000,000
Bank of America NA (a)	0.782%	03/15/2016	07/22/2016	60,000,000	60,000,000
JPMorgan Chase Bank NA (a)	0.781%	04/22/2016	08/22/2016	35,000,000	35,000,000
JPMorgan Chase Bank NA (a)	0.612%	03/07/2016	08/05/2016	60,000,000	60,000,000
Lloyds Bank PLC (c)	0.270%	03/01/2016	03/01/2016	75,000,000	75,000,000
Natixis (c)	0.300%	03/01/2016	03/01/2016	43,537,000	43,537,000
Royal Bank of Canada (a)(b)	0.737%	04/07/2016	08/08/2016	35,000,000	35,000,000
Wells Fargo Bank NA (a)	0.607%	03/10/2016	08/09/2016	35,000,000	35,000,000
Wells Fargo Bank NA (a)	0.682%	03/21/2016	08/19/2016	58,000,000	58,000,000

Total Other Notes					476,537,000

Treasury Repurchase Agreements - 3.2%
Agreement with BNP Paribas and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by a U.S. Treasury Inflation Index Bond, 0.750% due 02/15/2045, a U.S. Treasury Note, 2.750% due 02/15/2014, and U.S. Treasury Strips, 0.000% due 05/15/2016 - 11/15/2025, valued at $78,540,028); expected proceeds $77,000,642	0.300%	03/01/2016	03/01/2016	77,000,000	77,000,000
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon (Tri-Party), dated 02/26/2016 (collateralized by a U.S. Treasury Bond, 5.250% due 11/15/2028, valued at $102,000,037); expected proceeds $100,006,222	0.320%	03/04/2016	03/04/2016	100,000,000	100,000,000

Total Treasury Repurchase Agreements					177,000,000

Other Repurchase Agreements - 9.4%
Agreement with Credit Suisse Securities (USA) LLC and JP Morgan Chase & Co. (Tri-Party), dated 02/29/2016 (collateralized by various Corporate Bonds, 2.700% - 9.125% due 05/01/2016 - 10/23/2055, valued at $57,503,562); expected proceeds $50,109,514 (e)	0.830%	03/01/2016	06/03/2016	50,000,000	50,000,000
Agreement with JP Morgan Securities, Inc. and JP Morgan Chase & Co. (Tri-Party), dated 02/26/2016 (collateralized by various Asset Backed Securities, 0.000% - 5.481% due 05/15/17 - 12/10/2049 valued at $27,000,753); expected proceeds $25,052,765 (e)	0.639%	03/28/2016	06/24/2016	25,000,000	25,000,000

See accompanying notes to financial statements.

8	Prime Money Market Fund

SSGA Prime Money Market Fund

Schedule of Investments, continued — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
Agreement with Mitsubishi UFJ Securities, Inc. and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by various Commercial Paper, 0.000% due 03/22/2016 - 03/30/2016, U.S. Treasury Bonds, 3.000% - 3.750% due 11/15/2043 - 11/15/2044, a U.S. Treasury Inflation Index Bond, 3.875% due 04/15/2029, a U.S. Treasury Inflation Index Note, 0.250% due 01/15/2025, and U.S. Treasury Notes, 1.375% - 2.000% due 09/30/2018 - 02/15/2025, valued at $128,215,354); expected proceeds $125,001,007	0.290%	03/01/2016	03/01/2016	$125,000,000	$125,000,000
Agreement with Mitsubishi UFJ Securities, Inc. and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by various Commercial Paper, 0.000% due 03/22/2016 - 05/26/2016, Common Stocks, a Corporate Note, 3.450% due 11/15/2021, Federal National Mortgage Associations, 2.000% - 7.500% due 08/01/2018 - 02/01/2046, Government National Mortgage Associations, 3.500% - 5.500% due 03/15/2038 - 04/20/2045, and a U.S. Treasury Note, 1.375% due 9/30/2018, valued at $330,517,765); expected proceeds $323,002,871	0.320%	03/01/2016	03/01/2016	323,000,000	323,000,000

Total Other Repurchase Agreements					523,000,000

Total Investments - 100.5% (f)(g)					5,586,785,463

Liabilities in Excess of Other Assets - (0.5%)					(29,054,292)

Net Assets - 100.0%					$5,557,731,171

(a)	Variable Rate Security - Interest rate shown is rate in effect at February 29, 2016.
(b)	Security subject to restrictions on resale under federal securities laws, which may only be resold upon registration under the Securities Act of 1933, as amended (“1933 Act”) or in transactions exempt from registration, including sales to qualified institutional buyers pursuant to Rule 144A of the 1933 Act. The Portfolio does not have the right to demand that this security be registered. The Portfolio’s investment manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $359,727,327 or 6.47% of net assets as of February 29, 2016.
(c)	Rate represents annualized yield at date of purchase.
(d)	Rule 144A, Section 4(2) or other security, which is restricted to resale to institutional investors. The Portfolio’s investment manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $1,076,393,828 or 19.37% of net assets as of February 29, 2016.
(e)	Illiquid security. These securities represent $75,000,000 or 1.35% of net assets as of February 29, 2016.
(f)	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 2 inputs established by provisions surrounding fair value measurements and disclosures. (Note 2)
(g)	Also represents the cost for federal tax purposes.

See accompanying notes to financial statements.

Prime Money Market Fund	9

SSGA Institutional Money Market Funds

Statements of Assets and Liabilities — February 29, 2016 (Unaudited)

	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund

Assets
Investments at amortized cost which approximates value	$6,187,299,139	$4,886,785,463
Repurchase agreements at cost which approximates value	4,741,836,000	700,000,000

Total Investments	10,929,135,139	5,586,785,463
Cash	521,744,306	5,668
Receivables:
Interest	976,326	1,952,311
Fund shares sold	596	48,142
From adviser (Note 3)	452,000	283,401
Prepaid expenses	173,599	156,426

Total assets	11,452,481,966	5,589,231,411

Liabilities
Payables:
Investments purchased	349,712,908	30,000,000
Fund shares redeemed	476,169	115
Distribution payable (Note 3)	31,498	108,442
Accrued fees to affiliates and trustees	2,282,037	1,333,289
Other accrued expenses	55,804	58,394

Total liabilities	352,558,416	31,500,240

Net Assets	$11,099,923,550	$5,557,731,171

Net Assets Consist of:
Undistributed (distributions in excess of) net investment income	$(8,577)	$(61,828)
Accumulated net realized gain	50,116	67,955
Paid in capital	11,099,882,011	5,557,725,044

Net Assets	$11,099,923,550	$5,557,731,171

Net Asset Value, offering and redemption price per share:
Net asset value per share:	$1.00	$1.00
Shares outstanding ($0.001 par value)	11,099,948,951	5,557,735,692

See accompanying notes to financial statements.

10	Statements of Assets and Liabilities

SSGA Institutional Money Market Funds

Statements of Operations — For the Period Ended February 29, 2016 (Unaudited)

	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund

Investment Income
Interest	$7,094,295	$10,092,066

Total investment income	7,094,295	10,092,066

Expenses
Advisory fees (Note 3)	7,525,060	4,308,278
Administration fees (Note 3)	2,508,353	1,436,093
Custodian fees (Note 3)	492,882	380,416
Distribution fees (Note 3)	752,506	714,376
Transfer agent fees (Note 3)	8,970	10,722
Professional fees	39,611	18,022
Registration fees	9,389	9,727
Shareholder servicing fees	100,334	57,444
Trustees’ fees (Note 4)	53,757	48,596
Insurance fees	34,913	51,507
Printing fees	31,457	30,741
Miscellaneous	46,912	31,857

Expenses before reductions	11,604,144	7,097,779
Expense reductions (Note 3)	(6,031,276)	(2,017,682)

Net expenses	5,572,868	5,080,097

Net investment income	1,521,427	5,011,969

Net Realized Gain (Loss)
Net realized gain (loss) on investments	46,634	33,265

Net Increase in Net Assets from Operations	$1,568,061	$5,045,234

See accompanying notes to financial statements.

Statements of Operations	11

SSGA Institutional Money Market Funds

Statements of Changes in Net Assets

	SSGA U.S. Treasury Money Market Fund		SSGA Prime Money Market Fund
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015

Increase (Decrease) in Net Assets

Operations
Net investment income	$1,521,427	$—	$5,011,969	$1,437,238
Net realized gain	46,634	3,482	33,265	95,533

Net increase in net assets from operations	1,568,061	3,482	5,045,234	1,532,771

Distributions
From net investment income	(1,530,004)	—	(5,067,299)	(1,437,238)
From net realized gains	—	—	—	(126,963)

Net increase (decrease) in net assets from distributions	(1,530,004)	—	(5,067,299)	(1,564,201)

Share Transactions
Net increase (decrease) in net assets from share transactions (Note 5)	3,081,175,738	(55,002,360)	(22,952,855)	120,725,006

Total Net Increase (Decrease) in Net Assets	3,081,213,795	(54,998,878)	(22,974,920)	120,693,576

Net Assets
Beginning of period	8,018,709,755	8,073,708,633	5,580,706,091	5,460,012,515

End of period	$11,099,923,550	$8,018,709,755	$5,557,731,171	$5,580,706,091

Undistributed (distributions in excess of) net investment income	$(8,577)	$—	$(61,828)	$(6,498)

See accompanying notes to financial statements.

12	Statements of Changes in Net Assets

This page has been intentionally left blank.

SSGA Institutional Money Market Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
SSGA U.S. Treasury Money Market Fund
February 29, 2016*	1.0000	0.0001		—	(e)	0.0001		(0.0001)	—
August 31, 2015	1.0000	—		—	(e)	—	(e)	—	—
August 31, 2014	1.0000	—		—		—		— (e)	—	(e)
August 31, 2013	1.0000	—		—	(e)	—	(e)	—	—
August 31, 2012	1.0000	—		—	(e)	—	(e)	—	—	(e)
August 31, 2011	1.0000	—	(e)	—	(e)	—	(e)	— (e)	—	(e)
SSGA Prime Money Market Fund
February 29, 2016*	1.0000	0.0009		—	(e)	0.0009		(0.0009)	—
August 31, 2015	1.0000	0.0003		—	(e)	0.0003		(0.0003)	—	(e)
August 31, 2014	1.0000	0.0001		—	(e)	0.0001		(0.0001)	—	(e)
August 31, 2013	1.0000	0.0007		—	(e)	0.0007		(0.0007)	—
August 31, 2012	1.0000	0.0010		—	(e)	0.0010		(0.0010)	—
August 31, 2011	1.0000	0.0012		—	(e)	0.0012		(0.0012)	—

*	For the six months ended February 29, 2016 (Unaudited).
(a)	Average daily shares outstanding were used for this calculation.
(b)	Reflects amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Less than $0.0001 per share.
(f)	Less than 0.005%.
(g)	Less than 0.005% of average net assets.

See accompanying notes to financial statements.

14	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)

(0.0001)	1.0000	0.01		11,099,924	0.11	0.23	0.03
—	1.0000	—		8,018,710	0.04	0.24	—
— (e)	1.0000	—	(f)	8,073,709	0.06	0.23	—
—	1.0000	—		6,440,812	0.09	0.24	—
— (e)	1.0000	—	(f)	4,387,962	0.08	0.25	—
— (e)	1.0000	—	(f)	4,410,166	0.11	0.25	—	(g)

(0.0009)	1.0000	0.09		5,557,731	0.18	0.25	0.17
(0.0003)	1.0000	0.03		5,580,706	0.18	0.24	0.02
(0.0001)	1.0000	0.01		5,460,013	0.18	0.24	0.01
(0.0007)	1.0000	0.07		7,771,465	0.20	0.25	0.07
(0.0010)	1.0000	0.10		12,072,632	0.20	0.25	0.10
(0.0012)	1.0000	0.12		9,934,761	0.20	0.25	0.12

See accompanying notes to financial statements.

Financial Highlights	15

SSGA Institutional Money Market Funds

Notes to Financial Statements — February 29, 2016 (Unaudited)

1.	Organization

The SSGA Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Massachusetts business trust on October 3, 1987. The Trust operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”).

As of February 29, 2016, the Trust consisted of eleven (11) series and corresponding classes each of which have the same rights and privileges, including voting rights. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at a $.001 par value. The financial statements herein relate to the following series (each a “Fund” and, collectively, the “Funds”):

Fund	Classes	Commencement of Operations:
SSGA U.S. Treasury Money Market Fund (diversified)	Class N	December 1, 1993
SSGA Prime Money Market Fund (diversified)	Class N	February 22, 1994

The financial statements of the remaining nine (9) series are presented in separate reports.

The SSGA U.S. Treasury Money Market Fund and SSGA Prime Money Market Fund are considered to be money market funds pursuant to Rule 2a-7 under the 1940 Act. It is the Funds’ policy, as money market funds, to maintain a stable net asset value per share of $1.00. However, there is no assurance the Funds will be able to maintain a stable net asset value per share.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of shareholders’ investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

Deloitte & Touche LLP (“Deloitte & Touche”) served as independent registered certified public accounting firm through November 19, 2014. On November 19, 2014, upon recommendation by the Audit Committee of the Funds, the Funds’ Board of Trustees selected Ernst & Young LLP to replace Deloitte & Touche as the independent public accountant for the fiscal year ended August 31, 2015.

The reports of Deloitte & Touche on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through November 19, 2014, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through November 19, 2014, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and Deloitte & Touche furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period ended February 28, 2015.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and

16	Notes to Financial Statements

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — February 29, 2016 (Unaudited)

follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services Investment Companies (“ASC 946”).

Security Valuation

The Funds’ securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts. The Funds may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board. The Board has adopted procedures concerning securities valuation, under which an Oversight Committee (the “Committee”) makes determinations as to whether market quotations are not readily available or do not otherwise accurately reflect the fair value of the security. The Committee, or a subgroup thereof, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined under procedures established by and under the general supervision of the Committee. The Committee will assist in overseeing the comparison of amortized cost to market-based value. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

Because of the inherent uncertainties of valuation and under certain market conditions, the values reflected in the financial statements may differ from the value received upon actual sale of those investments and it is possible that the differences could be material.

The Funds’ value their assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no transfers between levels for period ended February 29, 2016. Unless otherwise indicated on the Schedule of Investments, the values of the securities of the Fund are determined based on Level 2 inputs.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Interest income is recorded daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from the sale of disposition of investments are determined using the identified cost method.

Dividends and Distributions

Net investment income is declared daily and is payable as of the last business day of each month. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The

Notes to Financial Statements	17

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — February 29, 2016 (Unaudited)

amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Expenses

Certain expenses, which are directly identifiable to a specific fund, are applied to that fund within the Trust. Other expenses which cannot be attributed to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the funds within the Trust.

Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government or Government Agency securities, but may consist of other securities. The value of the underlying securities, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The use of repurchase agreements involves certain risks. Upon an event of default under the Master Repurchase Agreement, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Funds will seek to dispose of such securities; this action could involve losses, costs or delays. In addition, the proceeds of any such disposition may be less than the amount each Fund is owed under the repurchase agreement. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”).

Federal Income Taxes

Each Fund has qualified and intends to continue to qualify for and elect treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Funds will not be subject to federal income taxes to the extent they distribute its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions if any, are determined in accordance with income tax regulation which may differ from U.S. GAAP. The book tax differences were primarily attributable to equalization.

Management has reviewed the Funds tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

No income tax returns are currently under examination. Management has analyzed tax laws and regulations and their applications to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of tax liability.

3.	Fees and Compensation paid to Affiliates and other Related Party Transactions

Adviser and Affiliates

The Adviser manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of each Fund in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Adviser, calculated daily and paid monthly at the annual rate of 0.15% of its daily average net assets.

18	Notes to Financial Statements

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — February 29, 2016 (Unaudited)

The Adviser is contractually obligated until December 31, 2016 to waive 0.05% of its 0.15% management fee on the SSGA U.S. Treasury Money Market Fund. Additionally, the Adviser is further contractually obligated until December 31, 2016 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of nonrecurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.16% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2016 except with the approval of the Fund’s Board of Trustees. The total amounts of the waiver and reimbursement for the period ended February 29, 2016 were $2,512,069 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser is contractually obligated until December 31, 2016 to waive 0.05% of its 0.15% management fee on the SSGA Prime Money Market Fund. Additionally, the Adviser is further contractually obligated until December 31, 2016 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.15% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2016 except with the approval of the Fund’s Board of Trustees. The total amounts of the waiver and reimbursement for the period ended February 29, 2016 were $1,436,093 and $294,370, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to avoid a negative yield (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Adviser’s sole discretion. Under an agreement with the Trust relating to the Voluntary Reduction, the Funds have agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A Fund will not be obligated to reimburse the Adviser more than three years after the end of the fiscal year for the Fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; to the extent that the amount of such reimbursement would cause the Fund’s net yield to fall below the Fund’s minimum net yield as determined by the Adviser in its sole discretion; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a Fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser would increase fund expenses and negatively impact the SSGA U.S. Treasury Money Market Fund’s and the SSGA Prime Money Market Fund’s future yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that either the SSGA U.S. Treasury Money Market Fund or the SSGA Prime Money Market Fund will be able to avoid a negative yield. Reimbursement payments by a fund to the Adviser in connection with the Voluntary Reduction are considered “extraordinary expenses” and are not subject to any contractual expense limitation agreement in effect for a Fund at the time of such payment. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from a Fund. For the period ended February 29, 2016, the Adviser voluntarily waived $3,017,536 of its fee and reimbursed $0 of expenses on the SSGA U.S. Treasury Money Market Fund and voluntarily waived $0 of its fee and reimbursed $0 of expenses on the SSGA Prime Money Market Fund. Voluntary reductions subject to potential recovery by year of expiration are as follows:

Expiration	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund

8/31/2016	$4,941,980	$—
8/31/2017	$8,075,743	$181,137
8/31/2018	$6,830,199	$—

Boston Financial Data Services, Inc. (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees, and charges related to compliance and regulatory services.

State Street provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. State Street is a wholly-owned subsidiary of State Street Corporation.

Notes to Financial Statements	19

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — February 29, 2016 (Unaudited)

Administrator and Sub-Administrator

SSGA FM serves as Administrator and State Street serves as Sub-Administrator. Pursuant to the Administration Agreement between the Trust on behalf of the Funds and SSGA FM, each Fund pays a fee at an annual rate of 0.05% of the Fund’s net assets. SSGA FM has contractually agreed to waive 0.01% of its administration fee. For the period ended, February 29, 2016, SSGA FM waived fees in the amount of $501,671 and $287,219 for the SSGA U.S. Treasury Money Market Fund and SSGA Prime Money Market Fund, respectively. This waiver may not be terminated or modified except with the approval of the Board.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) serves as the Distributor of the Trust. The Trust, with the exception of the SSGA Prime Money Market Fund Class N shares, adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for services in connection with the distribution of shares of the Trust and the servicing of investor accounts.

With respect to the SSGA U.S. Treasury Money Market Fund, to compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Fund, the Fund may make payments to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25%.

With respect to the SSGA Prime Money Market Fund, the Trust has adopted a distribution plan pursuant to Rule 12b-1 (the “Historical Class N Plan”) under the 1940 Act. Under the Historical Class N Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Historical Class N Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Trust and the servicing of investor accounts. Payments to the Distributor for the sale and distribution of Class N shares are not permitted by the Historical 12b-1 Plan to exceed 0.25% of the SSGA Prime Money Market Fund’s average net asset value per year.

Additionally, the Board approved the following limits on the amount of Rule 12b-1 fees the Distributor is reimbursed pursuant to the Historical Class N Plan:

12b-1 Fee Limit

SSGA Prime Money Market Fund	0.05%

Additionally, the Board approved the following limits on the amount of Rule 12b-1 fees paid to the Distributor:

12b-1 Fee Limit

SSGA U.S. Treasury Money Market Fund	0.04%

Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Each Fund listed in the table below has a shareholder servicing agreement during the reporting period with Wealth Management Systems, an entity related to State Street. For these services, Class N shares paid a maximum of 0.05% to Wealth Management Systems, based on the average daily value of all Class N shares held by their clients. For the period ended February 29, 2016, the Funds paid the following shareholder servicing expenses to the agents:

Wealth Management Systems

SSGA U.S. Treasury Money Market Fund	$86,135
SSGA Prime Money Market Fund	77,070

4.	Trustees’ Fees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

20	Notes to Financial Statements

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — February 29, 2016 (Unaudited)

Each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSGA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting, $2,500 for the annual telephonic meeting in September, and $2,000 for each telephonic meeting from the Trust. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. Trustees’ fees and expenses are allocated among the Trusts and Funds overseen by the Trustees in a manner deemed equitable taking into consideration the relative net assets of the funds, subject to a $15,000 minimum per Fund. As of the date of this Shareholder Report, the Trustees were not paid pension or retirement benefits as part of SSGA Funds’ expenses.

The Trust’s officers are compensated by the Adviser and its affiliates.

Accrued fees payable to affiliates and trustees as of February 29, 2016 were as follows:

	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund

Advisory fees	$1,308,795	$693,783
Administration fees	788,851	391,433
Custodian fees	70,979	153,084
Distribution fees	86,771	63,476
Shareholder servicing fees	11,569	5,078
Transfer agent fees	15,072	12,681
Trustees’ fees	—	13,754

	$2,282,037	$1,333,289

5.	Fund Share Transactions

	Period Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015

SSGA U.S. Treasury Money Market Fund
Proceeds from shares sold	$12,871,706,114	$15,991,574,686
Proceeds from reinvestment of distributions	1,479,233	—
Payments for shares redeemed	(9,792,009,609)	(16,046,577,046)

Net increase (decrease)	$3,081,175,738	$(55,002,360)

SSGA Prime Money Market Fund
Proceeds from shares sold	$11,307,529,496	$21,279,216,081
Proceeds from reinvestment of distributions	4,757,042	1,470,184
Payments for shares redeemed	(11,335,239,393)	(21,159,961,259)

Net increase (decrease)	$(22,952,855)	$120,725,006

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

6.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities

Notes to Financial Statements	21

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — February 29, 2016 (Unaudited)

held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statement of Assets and Liabilities, less any collateral held by the Fund.

7.	Rule Issuance

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to the governing rules for money market funds. The amendments require that, following a two-year implementation timeframe, institutional prime and institutional tax exempt money market funds adopt a floating net asset value effective in October 2016. The rule changes also allow for certain liquidity-based redemption fees and gates, and include enhanced requirements for disclosure and stress testing. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Funds’ financial statements and accompanying notes.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

22	Notes to Financial Statements

SSGA Institutional Money Market Funds

Other Information — February 29, 2016 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from September 1, 2015 to February 29, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

SSGA U.S. Treasury Money Market Fund

	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)

Class N
Beginning Account Value September 1, 2015	0.11%	$1,000.00	$1,000.00
Ending Account Value February 29, 2016		$1,000.10	$1,024.32
Expenses Paid During Period*		$0.55	$0.55

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

SSGA Prime Money Market Fund

	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)

Class N
Beginning Account Value September 1, 2015	0.18%	$1,000.00	$1,000.00
Ending Account Value February 29, 2016		$1,000.90	$1,023.97
Expenses Paid During Period*		$0.90	$0.91

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

Other Information	23

SSGA Institutional Money Market Funds

Shareholder Requests for Additional Information — February 29, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at 1-800-997-7327, (ii) on the Funds’ website at www.SSGA.com/cash, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Funds voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at 1-800-997-7327, (ii) on the Funds’ website at www.SSGA.com/cash, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Funds file their monthly portfolio holdings with the U.S. Securities and Exchange Commission on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. The Funds’ Form N-MFP is available (i) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or ii) at the Securities and Exchange Commission’s public reference room.

24	Shareholder Requests for Additional Information

SSGA Institutional Money Market Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

Trustees

William L. Boyan

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as custodian and shareholder servicing agent and pay SSGA Funds Management, Inc. for investment advisory and administrator services.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Fund Management & Service Providers	25

IBG-19085	SSGAIMMFDSAR

Semi-Annual Report

29 February 2016

SSGA Funds

Money Market Funds

SSGA Money Market Fund

SSGA U.S. Government Money Market Fund

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

SSGA Funds

Money Market Funds

Semi-Annual Report

February 29, 2016 (Unaudited)

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

SSGA Money Market Fund

Portfolio Statistics (Unaudited)

Portfolio Composition*	February 29, 2016
Certificates of Deposit	39.3%
Financial Company Commercial Paper	28.1
Other Notes	10.9
Other Repurchase Agreements	10.9
Government Agency Debt	6.4
Asset Backed Commercial Paper	2.4
Government Agency Repurchase Agreements	1.7
Treasury Repurchase Agreements	1.2
Liabilities in Excess of Other Assets	(0.9)

Total	100.0%

Maturity Ladder*	February 29, 2016
Overnight (1 Day)	16.6%
2 to 30 Days	21.8
31 to 60 Days	17.5
61 to 90 Days	17.5
Over 90 Days	27.5

Total	100.9%

Average days to maturity	37
Weighted average life	57

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes to financial statements.

Money Market Fund	1

SSGA Money Market Fund

Schedule of Investments — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
Asset Backed Commercial Paper - 2.4%
Kells Funding LLC (a)(b)	0.600%	05/11/2016	05/11/2016	$18,900,000	$18,877,635
Kells Funding LLC (a)(b)	0.600%	05/12/2016	05/12/2016	40,000,000	39,952,000
Kells Funding LLC (a)(b)	0.610%	06/06/2016	06/06/2016	12,000,000	11,980,277

Total Asset Backed Commercial Paper					70,809,912

Certificates of Deposit - 39.3%
Bank of Montreal (b)	0.400%	03/28/2016	03/28/2016	35,000,000	35,000,000
Bank of Montreal (b)	0.600%	04/08/2016	04/08/2016	9,000,000	9,000,000
Bank of Montreal (b)	0.630%	03/23/2016	03/23/2016	35,000,000	34,999,998
Bank of Montreal (c)	0.778%	03/08/2016	07/08/2016	6,000,000	6,000,000
Bank of Nova Scotia (c)	0.608%	03/07/2016	04/07/2016	25,000,000	25,000,000
Bank of Nova Scotia (c)	0.619%	03/07/2016	05/05/2016	25,000,000	25,000,000
Bank of Tokyo - Mitsubishi (b)	0.700%	05/16/2016	05/16/2016	20,000,000	20,000,000
Bank of Tokyo - Mitsubishi (b)	0.700%	06/01/2016	06/01/2016	25,000,000	25,000,000
BNP Paribas (b)	0.360%	03/02/2016	03/02/2016	15,000,000	15,000,000
BNP Paribas (b)	0.400%	03/03/2016	03/03/2016	25,000,000	25,000,000
BNP Paribas (b)	0.500%	03/16/2016	03/16/2016	20,000,000	20,000,000
BNP Paribas (b)	0.600%	06/01/2016	06/01/2016	25,000,000	25,000,000
Canadian Imperial Bank of Commerce (b)	0.580%	03/11/2016	03/11/2016	30,000,000	30,000,000
Chase Bank USA NA (c)	0.624%	03/28/2016	05/26/2016	15,000,000	15,000,000
Citibank NA (b)	0.500%	03/08/2016	03/08/2016	25,000,000	25,000,000
Citibank NA (b)	0.650%	05/19/2016	05/19/2016	20,000,000	20,000,000
Citibank NA (b)	0.650%	05/20/2016	05/20/2016	10,000,000	10,000,000
Citibank NA (b)	0.710%	07/11/2016	07/11/2016	25,000,000	25,000,000
Credit Agricole Corporate & Investment Bank (b)	0.630%	03/16/2016	03/16/2016	25,000,000	25,000,000
Credit Agricole Corporate & Investment Bank (b)	0.720%	05/02/2016	05/02/2016	25,000,000	25,000,000
Credit Agricole Corporate & Investment Bank (b)	0.730%	06/06/2016	06/06/2016	25,000,000	25,000,000
Credit Suisse (c)	0.709%	03/29/2016	05/02/2016	30,000,000	30,000,000
Credit Suisse (b)	0.810%	06/07/2016	06/07/2016	25,000,000	25,000,000
ING Bank NV (b)	0.700%	06/06/2016	06/06/2016	55,000,000	55,000,000
ING Bank NV (b)	0.730%	07/01/2016	07/01/2016	25,000,000	25,000,000
National Australia Bank Ltd. (b)	0.725%	06/14/2016	06/14/2016	30,000,000	30,000,436
Norinchukin Bank (b)	0.430%	04/07/2016	04/07/2016	50,000,000	50,000,000
Rabobank Nederland NV (c)	0.601%	03/14/2016	04/13/2016	16,000,000	16,000,000
Rabobank Nederland NV (b)	0.602%	03/22/2016	03/22/2016	55,000,000	55,000,000
Rabobank Nederland NV (b)	0.720%	07/19/2016	07/19/2016	35,000,000	35,000,000
Royal Bank of Canada (b)	0.599%	03/10/2016	03/10/2016	20,000,000	20,000,000
Societe Generale (b)	0.610%	05/02/2016	05/02/2016	35,000,000	35,000,000
Sumitomo Mitsui Banking Corp. (b)	0.530%	03/08/2016	03/08/2016	20,000,000	20,000,000
Sumitomo Mitsui Banking Corp. (b)	0.670%	04/01/2016	04/01/2016	20,000,000	20,000,000
Svenska Handelsbanken AB (b)	0.405%	03/02/2016	03/02/2016	20,000,000	20,000,003
Toronto Dominion Bank (c)	0.584%	03/29/2016	05/26/2016	35,000,000	35,000,000
Toronto Dominion Bank (c)	0.586%	03/01/2016	04/01/2016	20,000,000	20,000,000
Toronto Dominion Bank (c)	0.589%	03/07/2016	04/05/2016	9,000,000	9,000,000
Toronto Dominion Bank (c)	0.610%	03/18/2016	04/18/2016	11,000,000	11,000,000
Toronto Dominion Bank (b)	0.642%	04/04/2016	04/04/2016	23,000,000	23,000,000
Toronto Dominion Bank (c)	0.782%	03/21/2016	07/21/2016	25,000,000	25,000,000
UBS AG (c)	0.681%	03/16/2016	04/18/2016	25,000,000	25,000,000
UBS AG (c)	0.687%	03/03/2016	05/03/2016	25,000,000	25,000,000
UBS AG (b)	0.690%	06/13/2016	06/13/2016	25,000,000	25,000,000
Wells Fargo Bank NA (b)	0.492%	03/07/2016	03/07/2016	30,000,000	30,000,000
Wells Fargo Bank NA (c)	0.590%	03/01/2016	04/04/2016	5,000,000	5,000,000

See accompanying notes to financial statements.

2	Money Market Fund

SSGA Money Market Fund

Schedule of Investments, continued — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
Wells Fargo Bank NA (c)	0.590%	03/01/2016	04/08/2016	$10,000,000	$10,000,000
Westpac Banking Corp. (c)	0.556%	03/29/2016	04/25/2016	14,000,000	14,000,000

Total Certificates of Deposit					1,158,000,437

Financial Company Commercial Paper - 28.1%
Australia & New Zealand Banking Group Ltd. (a)(b)	0.400%	03/01/2016	03/01/2016	23,500,000	23,500,000
Australia & New Zealand Banking Group Ltd. (a)(c)	0.539%	03/04/2016	05/04/2016	11,000,000	10,999,900
Australia & New Zealand Banking Group Ltd. (a)(b)	0.560%	04/21/2016	04/21/2016	49,615,000	49,575,639
Bank of Nova Scotia (a)(c)	0.777%	03/14/2016	08/12/2016	35,000,000	35,000,000
BNP Paribas (b)	0.610%	04/05/2016	04/05/2016	20,000,000	19,988,139
Caisse des Depots et Consignations (a)(b)	0.340%	03/01/2016	03/01/2016	20,000,000	20,000,000
Caisse des Depots et Consignations (a)(b)	0.345%	03/15/2016	03/15/2016	15,000,000	14,997,987
Caisse des Depots et Consignations (a)(b)	0.590%	05/24/2016	05/24/2016	25,000,000	24,965,583
Commonwealth Bank of Australia (a)(b)	0.560%	04/14/2016	04/14/2016	10,000,000	9,993,155
Commonwealth Bank of Australia (a)(b)	0.565%	04/13/2016	04/13/2016	9,000,000	8,993,926
Commonwealth Bank of Australia (a)(c)	0.614%	03/29/2016	04/26/2016	10,000,000	10,000,000
DBS Bank Ltd. (a)(b)	0.470%	03/16/2016	03/16/2016	20,000,000	19,996,083
DBS Bank Ltd. (a)(b)	0.600%	04/08/2016	04/08/2016	30,000,000	29,981,000
DnB Bank ASA (a)(b)	0.730%	06/17/2016	06/17/2016	50,000,000	49,890,500
DnB Bank ASA (a)(b)	0.670%	07/05/2016	07/05/2016	40,000,000	39,906,200
GE Capital Treasury Services US LLC (b)	0.320%	03/02/2016	03/02/2016	50,000,000	49,999,556
HSBC Bank PLC (a)(c)	0.631%	03/16/2016	05/16/2016	15,000,000	15,000,000
HSBC Bank PLC (a)(c)	0.640%	03/18/2016	05/18/2016	42,000,000	42,000,000
HSBC Bank PLC (a)(c)	0.646%	03/01/2016	06/01/2016	20,000,000	20,000,000
HSBC Bank PLC (a)(c)	0.806%	03/29/2016	07/25/2016	20,000,000	20,000,000
National Australia Bank Ltd. (a)(b)	0.400%	03/03/2016	03/03/2016	37,200,000	37,199,173
National Australia Bank Ltd. (a)(c)	0.598%	03/07/2016	04/06/2016	14,000,000	14,000,000
NRW.Bank (a)(b)	0.410%	03/08/2016	03/08/2016	50,000,000	49,996,014
Skandinaviska Enskilda Banken AB (a)(b)	0.670%	07/05/2016	07/05/2016	14,000,000	13,967,170
Societe Generale (b)	0.610%	05/02/2016	05/02/2016	45,000,000	44,952,725
Sumitomo Mitsui Banking Corp. (a)(b)	0.610%	05/18/2016	05/18/2016	35,000,000	34,953,742
Svenska Handelsbanken AB (a)(b)	0.730%	06/17/2016	06/17/2016	30,000,000	29,934,300
Swedbank AB (b)	0.400%	03/03/2016	03/03/2016	22,000,000	21,999,511
Swedbank AB (b)	0.675%	07/08/2016	07/08/2016	40,000,000	39,903,250
Toyota Motor Credit Corp. (c)	0.741%	03/14/2016	07/14/2016	15,000,000	15,000,000
Westpac Banking Corp. (a)(b)	0.539%	03/11/2016	03/11/2016	11,000,000	11,000,000

Total Financial Company Commercial Paper					827,693,553

Government Agency Debt - 6.4%
Federal Home Loan Bank (b)	0.278%	03/07/2016	03/07/2016	25,000,000	24,998,792
Federal Home Loan Bank (b)	0.290%	03/16/2016	03/16/2016	30,000,000	29,996,250
Federal Home Loan Bank (b)	0.290%	03/17/2016	03/17/2016	7,500,000	7,499,000
Federal Home Loan Bank (b)	0.310%	04/08/2016	04/08/2016	11,000,000	10,996,401
Federal Home Loan Bank (b)	0.320%	04/13/2016	04/13/2016	28,000,000	27,989,298
Federal Home Loan Bank (b)	0.325%	04/06/2016	04/06/2016	26,000,000	25,991,550
Federal Home Loan Bank (b)	0.340%	04/01/2016	04/01/2016	20,000,000	19,994,144
Federal Home Loan Bank (b)	0.343%	04/20/2016	04/20/2016	25,000,000	24,988,090
Federal Home Loan Mortgage Corp. (b)	0.280%	03/07/2016	03/07/2016	15,000,000	14,999,300

Total Government Agency Debt					187,452,825

Other Notes - 10.9%
Bank of America NA (c)	0.599%	03/07/2016	04/05/2016	27,000,000	27,000,000
JPMorgan Chase Bank NA (c)	0.781%	04/22/2016	08/22/2016	30,000,000	30,000,000

See accompanying notes to financial statements.

Money Market Fund	3

SSGA Money Market Fund

Schedule of Investments, continued — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
JPMorgan Chase Bank NA (a)(c)	0.612%	03/07/2016	08/05/2016	$44,500,000	$44,500,000
Lloyds Bank PLC (b)	0.270%	03/01/2016	03/01/2016	75,000,000	75,000,000
Natixis (b)	0.300%	03/01/2016	03/01/2016	61,624,000	61,624,000
Royal Bank of Canada (a)(c)	0.737%	04/07/2016	08/08/2016	25,000,000	25,000,000
Wells Fargo Bank NA (c)	0.607%	03/10/2016	08/09/2016	25,000,000	25,000,000
Wells Fargo Bank NA (c)	0.682%	03/21/2016	08/19/2016	33,000,000	33,000,000

Total Other Notes					321,124,000

Government Agency Repurchase Agreements - 1.7%
Agreement with Goldman Sachs & Co. and Bank of New York Mellon (Tri-Party), dated 02/04/2016 (collateralized by a Government National Mortgage Association, 3.500% due 02/20/2046, valued at $25,500,000); expected proceeds $25,035,000 (d)	0.560%	03/01/2016	05/04/2016	25,000,000	25,000,000
Agreement with Goldman Sachs & Co. and Bank of New York Mellon (Tri-Party), dated 02/11/2016 (collateralized by a Government National Mortgage Association, 3.500% due 02/20/2046, valued at $25,500,000); expected proceeds $25,051,667 (d)	0.620%	03/01/2016	06/10/2016	25,000,000	25,000,000

Total Government Agency Repurchase Agreements					50,000,000

Other Repurchase Agreements - 10.9%
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon (Tri- Party), dated 02/19/2016 (collateralized by a Corporate Bond, 4.250% due 07/17/2042, and U.S. Treasury Notes, 1.875% - 3.125% due 10/31/2016 - 10/31/2017, valued at $20,578,593); expected proceeds $20,038,000 (d)	0.760%	03/01/2016	05/19/2016	20,000,000	20,000,000
Agreement with JP Morgan Securities, Inc. and JP Morgan Chase & Co. (Tri-Party), dated 02/26/2016 (collateralized by various Corporate Bonds, 3.000% - 8.500% due 06/01/2019 - 12/15/2045, valued at $27,001,398); expected proceeds $25,052,765 (d)	0.639%	03/28/2016	06/24/2016	25,000,000	25,000,000
Agreement with Mitsubishi UFJ Securities, Inc. and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by various Commercial Papers, 0.000% due 03/01/2016 - 03/30/2016, a U.S. Treasury Inflation Index Note, 0.250% due 01/15/2025, and U.S. Treasury Notes, 0.500% - 2.625% due 02/28/2017 - 11/15/2025, valued at $100,659,782); expected proceeds $98,000,789	0.290%	03/01/2016	03/01/2016	98,000,000	98,000,000
Agreement with Mitsubishi UFJ Securities, Inc. and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by various Commercial Papers, 0.000% due 03/22/2016 - 05/26/2016, Federal National Mortgage Associations, 3.000% - 5.500% due 09/01/2025 - 08/01/2048, Government National Mortgage Associations, 1.750% - 5.000% due 03/15/2038 - 04/20/2045, and a U.S. Treasury Note, 2.625% due 11/15/2020, valued at $180,727,838); expected proceeds $177,001,573	0.320%	03/01/2016	03/01/2016	177,000,000	177,000,000

Total Other Repurchase Agreements					320,000,000

See accompanying notes to financial statements.

4	Money Market Fund

SSGA Money Market Fund

Schedule of Investments, continued — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

Treasury Repurchase Agreements - 1.2%
Agreement with Federal Reserve Bank of New York and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by a U.S. Treasury Note, 2.000% due 11/30/2020, valued at $35,000,319); expected proceeds $35,000,243	0.250%	03/01/2016	03/01/2016	$35,000,000	$35,000,000

Total Investments - 100.9% (e)(f)					2,970,080,727

Liabilities in Excess of Other Assets - (0.9)%					(25,667,889)

Net Assets - 100.0%					$2,944,412,838

(a)	Rule 144A, Section 4(2) or other security, which is restricted to resale to institutional investors. The Portfolio’s investment manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $776,160,284 or 26.36% of net assets as of February 29, 2016.
(b)	Rate represents annualized yield at date of purchase.
(c)	Variable Rate Security - Interest rate shown is rate in effect at February 29, 2016.
(d)	Illiquid security. These securities represent $95,000,000 or 3.23% of net assets as of February 29, 2016.
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established by provisions surrounding fair value measurements and disclosures. (Note 2)
(f)	Also represents the cost for federal tax purposes.

See accompanying notes to financial statements.

Money Market Fund	5

SSGA U.S. Government Money Market Fund

Portfolio Statistics (Unaudited)

Portfolio Composition*	February 29, 2016
Government Agency Debt	66.6%
Treasury Repurchase Agreements	19.9
Treasury Debt	4.6
Government Agency Repurchase Agreements	3.1
Other Assets in Excess of Liabilities	5.8

Total	100.0%

Maturity Ladder*	February 29, 2016
Overnight (1 Day)	20.4%
2 to 30 Days	23.0
31 to 60 Days	16.1
61 to 90 Days	0.5
Over 90 Days	34.2

Total	94.2%

Average days to maturity	34
Weighted average life	72

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes to financial statements.

6	U.S. Government Money Market Fund

SSGA U.S. Government Money Market Fund

Schedule of Investments — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
Government Agency Debt - 66.6%
Federal Farm Credit Bank (a)	0.272%	03/10/2016	03/10/2016	$3,800,000	$3,799,734
Federal Farm Credit Bank (a)	0.280%	04/04/2016	04/04/2016	9,000,000	8,997,620
Federal Farm Credit Bank (a)	0.282%	03/08/2016	03/08/2016	5,000,000	4,999,718
Federal Farm Credit Bank (a)	0.282%	03/09/2016	03/09/2016	15,000,000	14,999,033
Federal Farm Credit Bank (a)	0.282%	03/29/2016	03/29/2016	10,500,000	10,497,632
Federal Farm Credit Bank (a)	0.344%	04/19/2016	04/19/2016	5,200,000	5,197,594
Federal Farm Credit Bank (a)	0.414%	05/17/2016	05/17/2016	2,800,000	2,797,545
Federal Farm Credit Bank (b)	0.424%	03/28/2016	10/26/2016	15,900,000	15,900,000
Federal Farm Credit Bank (b)	0.419%	03/09/2016	09/09/2016	9,400,000	9,400,071
Federal Home Loan Bank (a)	0.300%	03/07/2016	03/07/2016	5,000,000	4,999,743
Federal Home Loan Bank (a)	0.304%	03/04/2016	03/04/2016	16,650,000	16,649,578
Federal Home Loan Bank (a)	0.305%	03/09/2016	03/09/2016	40,000,000	39,997,288
Federal Home Loan Bank (a)	0.306%	03/09/2016	03/09/2016	7,000,000	6,999,525
Federal Home Loan Bank (a)	0.310%	03/07/2016	03/07/2016	30,500,000	30,498,431
Federal Home Loan Bank (a)	0.310%	03/16/2016	03/16/2016	35,000,000	34,995,479
Federal Home Loan Bank (a)	0.320%	06/28/2016	06/28/2016	17,400,000	17,368,941
Federal Home Loan Bank (a)	0.374%	04/13/2016	04/13/2016	40,000,000	39,982,322
Federal Home Loan Bank (a)	0.374%	04/20/2016	04/20/2016	35,000,000	34,982,014
Federal Home Loan Bank (b)	0.378%	03/08/2016	07/08/2016	25,000,000	25,000,000
Federal Home Loan Bank (a)	0.380%	03/30/2016	03/30/2016	50,000,000	49,984,896
Federal Home Loan Bank (a)	0.380%	04/08/2016	04/08/2016	32,350,000	32,337,195
Federal Home Loan Bank (a)	0.385%	04/06/2016	04/06/2016	88,300,000	88,266,446
Federal Home Loan Bank (a)	0.385%	04/15/2016	04/15/2016	78,800,000	78,762,570
Federal Home Loan Bank (a)	0.415%	04/29/2016	04/29/2016	20,000,000	19,986,561
Federal Home Loan Bank (a)	0.518%	06/21/2016	06/21/2016	12,100,000	12,079,935
Federal Home Loan Bank (a)	0.548%	06/21/2016	06/21/2016	39,800,000	39,734,002
Federal Home Loan Bank (a)	0.555%	07/15/2016	07/15/2016	18,500,000	18,461,486
Federal Home Loan Bank (a)	0.558%	07/13/2016	07/13/2016	4,600,000	4,590,583
Federal Home Loan Bank (b)	0.558%	05/12/2016	02/10/2017	44,500,000	44,497,885
Federal Home Loan Bank (b)	0.560%	05/09/2016	02/08/2017	8,900,000	8,899,582
Federal Home Loan Bank (b)	0.560%	05/09/2016	02/08/2017	10,000,000	9,999,530
Federal Home Loan Bank (a)	0.570%	07/15/2016	07/15/2016	6,900,000	6,885,635
Federal Home Loan Bank (b)	0.572%	04/11/2016	01/11/2017	24,700,000	24,700,000
Federal Home Loan Bank (b)	0.377%	03/15/2016	07/15/2016	40,000,000	40,000,000
Federal Home Loan Bank (b)	0.577%	04/13/2016	01/13/2017	24,900,000	24,900,000
Federal Home Loan Bank (b)	0.384%	03/24/2016	06/24/2016	30,000,000	30,000,000
Federal Home Loan Bank (b)	0.422%	03/21/2016	09/20/2016	23,400,000	23,400,000
Federal Home Loan Bank (b)	0.372%	03/14/2016	08/12/2016	48,000,000	48,000,000
Federal Home Loan Mortgage Corp. (a)	0.152%	03/04/2016	03/04/2016	19,100,000	19,099,761
Federal Home Loan Mortgage Corp. (a)	0.232%	03/09/2016	03/09/2016	60,300,000	60,296,918
Federal Home Loan Mortgage Corp. (a)	0.263%	03/02/2016	03/02/2016	50,000,000	49,999,583
Federal Home Loan Mortgage Corp. (a)	0.283%	03/14/2016	03/14/2016	31,100,000	31,096,855
Federal Home Loan Mortgage Corp. (b)	0.374%	03/17/2016	08/17/2016	26,000,000	26,000,000
Federal Home Loan Mortgage Corp. (a)	0.383%	07/07/2016	07/07/2016	19,500,000	19,473,653
Federal Home Loan Mortgage Corp. (b)	0.389%	03/24/2016	08/24/2016	27,500,000	27,500,000
Federal Home Loan Mortgage Corp. (a)	0.404%	07/11/2016	07/11/2016	36,600,000	36,546,320
Federal Home Loan Mortgage Corp. (b)	0.437%	03/21/2016	04/20/2017	25,000,000	24,995,653
Federal Home Loan Mortgage Corp. (a)	0.447%	06/06/2016	06/06/2016	28,400,000	28,366,330
Federal Home Loan Mortgage Corp. (a)	0.457%	06/16/2016	06/16/2016	10,500,000	10,485,956
Federal Home Loan Mortgage Corp. (a)	0.458%	04/11/2016	04/11/2016	25,000,000	24,987,188
Federal Home Loan Mortgage Corp. (a)	0.548%	07/06/2016	07/06/2016	18,600,000	18,564,567
Federal Home Loan Mortgage Corp. (a)	0.310%	03/17/2016	03/17/2016	9,800,000	9,798,650
Federal Home Loan Mortgage Corp. (a)	0.324%	04/12/2016	04/12/2016	5,000,000	4,998,133

See accompanying notes to financial statements.

U.S. Government Money Market Fund	7

SSGA U.S. Government Money Market Fund

Schedule of Investments, continued — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
Federal Home Loan Mortgage Corp. (a)	0.344%	04/19/2016	04/19/2016	$7,100,000	$7,096,714
Federal Home Loan Mortgage Corp. (a)	0.435%	03/08/2016	03/08/2016	25,000,000	24,997,910
Federal National Mortgage Assoc. (a)	0.273%	03/02/2016	03/02/2016	25,800,000	25,799,807
Federal National Mortgage Assoc. (a)	0.290%	03/01/2016	03/01/2016	5,600,000	5,600,000
Federal National Mortgage Assoc. (a)	0.300%	03/21/2016	03/21/2016	3,000,000	2,999,500
Federal National Mortgage Assoc. (a)	0.307%	04/20/2016	04/20/2016	14,000,000	13,994,108
Federal National Mortgage Assoc. (a)	0.319%	04/13/2016	04/13/2016	2,000,000	1,999,239
Federal National Mortgage Assoc. (a)	0.323%	04/13/2016	04/13/2016	15,000,000	14,994,293
Federal National Mortgage Assoc. (a)	0.334%	04/06/2016	04/06/2016	24,020,000	24,011,394
Federal National Mortgage Assoc. (a)	0.339%	03/30/2016	03/30/2016	11,000,000	10,997,032
Federal National Mortgage Assoc. (a)	0.350%	03/30/2016	03/30/2016	2,000,000	2,000,241
Federal National Mortgage Assoc. (a)	0.354%	03/23/2016	03/23/2016	23,606,000	23,600,951
Federal National Mortgage Assoc. (a)	0.373%	06/21/2016	06/21/2016	9,800,000	9,788,719
Federal National Mortgage Assoc. (a)	0.373%	07/01/2016	07/01/2016	29,000,000	28,963,513
Federal National Mortgage Assoc. (a)	0.374%	06/14/2016	06/14/2016	24,000,000	23,974,100
Federal National Mortgage Assoc. (a)	0.378%	07/01/2016	07/01/2016	9,800,000	9,787,670
Federal National Mortgage Assoc. (a)	0.388%	04/06/2016	04/06/2016	31,250,000	31,238,804
Federal National Mortgage Assoc. (a)	0.403%	07/18/2016	07/18/2016	10,000,000	9,984,556
Federal National Mortgage Assoc. (a)	0.404%	06/01/2016	06/01/2016	27,900,000	27,869,949
Federal National Mortgage Assoc. (a)	0.405%	03/16/2016	03/16/2016	22,000,000	21,996,333
Federal National Mortgage Assoc. (a)	0.414%	06/13/2016	06/13/2016	60,500,000	60,428,341
Federal National Mortgage Assoc. (a)	0.416%	06/13/2016	06/13/2016	43,700,000	43,648,240
Federal National Mortgage Assoc. (a)	0.442%	06/01/2016	06/01/2016	44,300,000	44,252,284
Federal National Mortgage Assoc. (a)	0.537%	07/13/2016	07/13/2016	5,300,000	5,289,544
Federal National Mortgage Assoc. (a)	0.548%	07/06/2016	07/06/2016	4,100,000	4,092,190

Total Government Agency Debt					1,805,163,573

Treasury Debt - 4.6%
U.S. Treasury Bill (a)	0.215%	03/03/2016	03/03/2016	50,000,000	49,999,403
U.S. Treasury Note (b)	0.373%	03/01/2016	10/31/2016	10,000,000	9,996,143
U.S. Treasury Note (b)	0.389%	03/01/2016	04/30/2016	11,000,000	11,000,027
U.S. Treasury Note (b)	0.394%	03/01/2016	04/30/2017	29,000,000	29,000,118
U.S. Treasury Note (b)	0.397%	03/01/2016	07/31/2017	23,000,000	22,994,513

Total Treasury Debt					122,990,204

Government Agency Repurchase Agreements - 3.1%
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by a Federal Home Loan Mortgage Corporation, 0.000% - 6.250% due 05/25/2016 - 07/15/2032, valued at $86,700,484); expected proceeds $85,000,732	0.310%	03/01/2016	03/01/2016	85,000,000	85,000,000

See accompanying notes to financial statements.

8	U.S. Government Money Market Fund

SSGA U.S. Government Money Market Fund

Schedule of Investments, continued — February 29, 2016 (Unaudited)

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
Treasury Repurchase Agreements - 19.9%
Agreement with BNP Paribas and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by a U.S. Treasury Bill, 0.000% due 03/31/2016, by U.S. Treasury Bonds, 5.250% - 7.500% due 11/15/2016 - 02/15/2029, by a U.S. Treasury Inflation Index Bond, 2.375% due 01/15/2025, by a U.S. Treasury Inflation Index Note, 0.125% due 01/15/2022, by U.S. Treasury Notes, 1.750% - 2.000% due 11/30/2021 - 02/15/2025, by U.S. Treasury Strips, 0.000% due 05/15/2016 - 11/15/2017, valued at $155,040,127); expected proceeds $152,001,267	0.300%	03/01/2016	03/01/2016	$152,000,000	$152,000,000
Agreement with Calyon Financial, Inc. and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by a U.S. Treasury Inflation Index Bond, 2.375% due 01/15/2027, and a U.S. Treasury Note, 0.625% due 09/30/2017, valued at $247,860,037); expected proceeds $243,002,025	0.300%	03/01/2016	03/01/2016	243,000,000	243,000,000
Agreement with Merrill Lynch & Co., Inc. and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by a U.S. Treasury Note, 1.000% due 09/15/2017, valued at $20,400,039); expected proceeds $20,000,167	0.300%	03/01/2016	03/01/2016	20,000,000	20,000,000
Agreement with Societe Generale SA and Bank of New York Mellon (Tri-Party), dated 02/11/2016 (collateralized by a U.S. Treasury Bill, 0.000% due 05/26/2016, by U.S. Treasury Bonds, 3.500% - 8.750% due 08/15/2020 - 02/15/2044, by a U.S. Treasury Inflation Index Note, 1.625% due 01/15/2018, by U.S. Treasury Notes, 1.125% - 2.625% due 08/15/2020 - 11/30/2022, valued at $76,500,003); expected proceeds $75,026,125	0.380%	03/07/2016	03/07/2016	75,000,000	75,000,000
Agreement with TD Securities (USA) LLC and Bank of New York Mellon (Tri-Party), dated 02/29/2016 (collateralized by a U.S. Treasury Note, 0.750% due 02/28/2018, valued at $51,000,444); expected proceeds $50,000,417	0.300%	03/01/2016	03/01/2016	50,000,000	50,000,000

Total Treasury Repurchase Agreements					540,000,000

Total Investments - 94.2% (c)(d)					2,553,153,777

Other Assets in Excess of Liabilities - 5.8%					157,358,992

Net Assets - 100.0%					$2,710,512,769

(a)	Rate represents annualized yield at date of purchase.
(b)	Variable Rate Security - Interest rate shown is rate in effect at February 29, 2016.
(c)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs established by provisions surrounding fair value measurements and disclosures. (Note 2)
(d)	Also represents the cost for federal tax purposes.

See accompanying notes to financial statements.

U.S. Government Money Market Fund	9

SSGA Money Market Funds

Statements of Assets and Liabilities — February 29, 2016 (Unaudited)

	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

Assets
Investments at amortized cost which approximates value	$2,565,080,727	$1,928,153,777
Repurchase agreements at cost which approximates value	405,000,000	625,000,000

Total Investments	2,970,080,727	2,553,153,777
Cash	147	158,362,896
Receivables:
Interest	897,733	142,392
Fund shares sold	248,391	2,188
From adviser (Note 3)	8,627	123,720
Prepaid expenses	26,817	25,851

Total assets	2,971,262,442	2,711,810,824

Liabilities
Payables:
Investments purchased	25,000,000	—
Fund shares redeemed	437,183	173,222
Distribution payable (Note 3)	184,111	—
Accrued fees to affiliates and trustees	1,150,195	1,078,179
Other accrued expenses	78,115	46,654

Total liabilities	26,849,604	1,298,055

Net Assets	$2,944,412,838	$2,710,512,769

Net Assets Consist of:
Undistributed net investment income	$—	$—
Accumulated net realized gain (loss)	27,417	(184)
Paid in capital	2,944,385,421	2,710,512,953

Net Assets	$2,944,412,838	$2,710,512,769

Net Asset Value, offering and redemption price per share:
Net asset value per share:	$1.00	$1.00
Shares outstanding ($0.001 par value)	2,944,385,424	2,710,596,376

See accompanying notes to financial statements.

10	Statements of Assets and Liabilities

SSGA Money Market Funds

Statements of Operations — For the Period Ended February 29, 2016 (Unaudited)

	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

Investment Income
Interest	$5,558,556	$2,573,559

Total investment income	5,558,556	2,573,559

Expenses
Advisory fees (Note 3)	4,020,068	3,538,573
Administration fees (Note 3)	804,014	707,715
Custodian fees (Note 3)	238,916	141,629
Distribution fees (Note 3)	884,415	778,486
Transfer agent fees (Note 3)	31,043	25,371
Professional fees	75,360	79,411
Registration fees	15,956	12,875
Shareholder servicing fees (Note 3)	16,080	99,080
Trustees’ fees (Note 4)	27,668	27,475
Insurance fees	18,270	16,251
Miscellaneous	24,382	33,674

Expenses before reductions	6,156,172	5,460,540
Expense reductions (Note 3)	(1,157,690)	(2,886,981)

Net expenses	4,998,482	2,573,559

Net investment income	560,074	—

Net Realized Gain (Loss)
Net realized gain (loss) on investments	34,868	3,265

Net Increase in Net Assets from Operations	$594,942	$3,265

See accompanying notes to financial statements.

Statements of Operations	11

SSGA Money Market Funds

Statements of Changes in Net Assets

	SSGA Money Market Fund		SSGA U.S. Government Money Market Fund
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015

Increase (Decrease) in Net Assets

Operations
Net investment income	$560,074	$—	$—	$—
Net realized gain	34,868	26,825	3,265	13,782

Net increase in net assets from operations	594,942	26,825	3,265	13,782

Distributions
From net investment income	(560,074)	—	—	—
From net realized gains	(7,135)	(26,778)	(8,111)	—

Net increase (decrease) in net assets from distributions	(567,209)	(26,778)	(8,111)	—

Share Transactions
Net increase (decrease) in net assets from share transactions (Note 5)	(477,712,712)	(10,982,375)	(198,272,754)	(1,232,738,913)

Total Net Increase (decrease) in Net Assets	(477,684,979)	(10,982,328)	(198,277,600)	(1,232,725,131)

Net Assets
Beginning of period	3,422,097,817	3,433,080,145	2,908,790,369	4,141,515,500

End of period	$2,944,412,838	$3,422,097,817	$2,710,512,769	$2,908,790,369

Undistributed (distributions in excess of) net investment income	$—	$—	$—	$—

See accompanying notes to financial statements.

12	Statements of Changes in Net Assets

This page has been intentionally left blank.

SSGA Money Market Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
SSGA Money Market Fund
February 29, 2016*	1.0000	0.0002		—	(e)	0.0002		(0.0002)	—	(e)
August 31, 2015	1.0000	—		—	(e)	—	(e)	—	—	(e)
August 31, 2014	1.0000	0.0001	(g)	—	(e)	0.0001	(g)	(0.0001)	—	(e)
August 31, 2013	1.0000	0.0001		—	(e)	0.0001		(0.0001)	—
August 31, 2012	1.0000	0.0001		—	(e)	0.0001		(0.0001)	—
August 31, 2011	1.0000	0.0001		—	(e)	0.0001		(0.0001)	—
SSGA U.S. Government Money Market Fund
February 29, 2016*	1.0000	—		—	(e)	—	(e)	—	—	(e)
August 31, 2015	1.0000	—		—	(e)	—	(e)	—	—
August 31, 2014	1.0000	—		—	(e)	—	(e)	— (e)	—	(e)
August 31, 2013	1.0000	—		—		—		—	—
August 31, 2012	1.0000	—	(e)	—	(e)	—	(e)	— (e)	—
August 31, 2011	1.0000	—		—		—		—	—

*	For the six months ended February 29, 2016 (Unaudited).
(a)	Average daily shares outstanding were used for this calculation.
(b)	Reflects amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Less than $0.0001 per share.
(f)	Less than 0.005% of average net assets.
(g)	Amount previously presented has been restated by $0.0001.

See accompanying notes to financial statements.

14	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)

(0.0002)	1.0000	0.02		2,944,413	0.31	0.38	0.03
— (e)	1.0000	—	(f)	3,422,098	0.21	0.38	—
(0.0001)	1.0000	0.01		3,433,080	0.19	0.37	—	(f)
(0.0001)	1.0000	0.01		5,500,769	0.25	0.38	0.01
(0.0001)	1.0000	0.01		5,556,226	0.29	0.39	0.01
(0.0001)	1.0000	0.01		6,635,185	0.31	0.38	0.01

— (e)	1.0000	—		2,710,513	0.18	0.39	—
—	1.0000	—		2,908,790	0.08	0.38	—
— (e)	1.0000	—	(f)	4,141,516	0.08	0.37	—
—	1.0000	—		4,344,085	0.13	0.39	—
— (e)	1.0000	—	(f)	4,043,417	0.10	0.39	—	(f)
—	1.0000	—		4,469,541	0.16	0.39	—

See accompanying notes to financial statements.

Financial Highlights	15

SSGA Money Market Funds

Notes to Financial Statements — February 29, 2016 (Unaudited)

1.	Organization

The SSGA Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Massachusetts business trust on October 3, 1987. The Trust operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”).

As of February 29, 2016, the Trust consisted of eleven (11) series and corresponding classes each of which have the same rights and privileges, including voting rights. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at a $.001 par value. The financial statements herein relate to the following series (each a “Fund” and, collectively, the “Funds”):

Fund	Classes	Commencement of Operations
SSGA Money Market Fund (diversified)	Class N	May 2, 1998
SSGA U.S. Government Money Market Fund (diversified)	Class N	March 1, 1991

The financial statements of the remaining nine (9) series are presented in separate reports.

The SSGA Money Market Fund and SSGA U.S. Government Money Market Fund are considered to be money market funds pursuant to Rule 2a-7 under the 1940 Act. It is the Funds’ policy, as money market funds, to maintain a stable net asset value per share of $1.00. However, there is no assurance the Funds will be able to maintain a stable net asset value per share.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of shareholders’ investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

Deloitte & Touche LLP (“Deloitte & Touche”) served as independent registered certified public accounting firm through November 19, 2014. On November 19, 2014, upon recommendation by the Audit Committee of the Funds, the Funds’ Board of Trustees selected Ernst & Young LLP to replace Deloitte & Touche as the independent public accountant for the fiscal year ended August 31, 2015.

The reports of Deloitte & Touche on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through November 19, 2014, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through November 19, 2014, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and Deloitte & Touche furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period ended February 28, 2015.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and

16	Notes to Financial Statements

SSGA Money Market Funds

Notes to Financial Statements, continued — February 29, 2016 (Unaudited)

follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services Investment Companies (“ASC 946”).

Security Valuation

The Funds’ securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts. The Funds may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board. The Board has adopted procedures concerning securities valuation, under which an Oversight Committee (the “Committee”) makes determinations as to whether market quotations are not readily available or do not otherwise accurately reflect the fair value of the security. The Committee, or a subgroup thereof, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined under procedures established by and under the general supervision of the Committee. The Committee will assist in overseeing the comparison of amortized cost to market-based value. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

Because of the inherent uncertainties of valuation and under certain market conditions, the values reflected in the financial statements may differ from the value received upon actual sale of those investments and it is possible that the differences could be material.

The Funds’ value their assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no transfers between levels for period ended February 29, 2016. Unless otherwise indicated on the Schedule of Investments, the values of the securities of the Fund are determined based on Level 2 inputs.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Interest income is recorded daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from the sale of disposition of investments are determined using the identified cost method.

Dividends and Distributions

Net investment income is declared daily and is payable as of the last business day of each month. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The

Notes to Financial Statements	17

SSGA Money Market Funds

Notes to Financial Statements, continued — February 29, 2016 (Unaudited)

amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Expenses

Certain expenses, which are directly identifiable to a specific fund, are applied to that fund within the Trust. Other expenses which cannot be attributed to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the funds within the Trust.

Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government or Government Agency securities, but may consist of other securities. The value of the underlying securities, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The use of repurchase agreements involves certain risks. Upon an event of default under the Master Repurchase Agreement, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Funds will seek to dispose of such securities; this action could involve losses, costs or delays. In addition, the proceeds of any such disposition may be less than the amount each Fund is owed under the repurchase agreement. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”).

Federal Income Taxes

Each Fund has qualified and intends to continue to qualify for and elect treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Funds will not be subject to federal income taxes to the extent they distribute its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions if any, are determined in accordance with income tax regulation which may differ from U.S. GAAP. The book tax differences were primarily attributable to equalization.

Management has reviewed the Funds tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

No income tax returns are currently under examination. Management has analyzed tax laws and regulations and their applications to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of tax liability.

3.	Fees and Compensation paid to Affiliates and other Related Party Transactions

Adviser and Affiliates

The Adviser manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs

18	Notes to Financial Statements

SSGA Money Market Funds

Notes to Financial Statements, continued — February 29, 2016 (Unaudited)

the investments of each Fund in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Adviser, calculated daily and paid monthly at the annual rate of 0.25% of their daily net assets.

The Adviser is contractually obligated until December 31, 2016 to waive its management fee on the SSGA Money Market Fund and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.32% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2016 except with the approval of the Board. The total amounts of the waiver and reimbursement for the period ended February 29, 2016 were $507 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser is contractually obligated until December 31, 2016 to waive its management fee on the SSGA U.S. Government Money Market Fund and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.32% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2016 except with the approval of the Board. The total amounts of the waiver and reimbursement for the period ended February 29, 2016 were $34,128 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to avoid a negative yield (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Adviser’s sole discretion. Under an agreement with the Trust relating to the Voluntary Reduction, the Funds have agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A Fund will not be obligated to reimburse the Adviser more than three years after the end of the fiscal year for the Fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; to the extent that the amount of such reimbursement would cause the Fund’s net yield to fall below the Fund’s minimum net yield as determined by the Adviser in its sole discretion; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a Fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser would increase fund expenses and negatively impact the SSGA Money Market Fund’s and the SSGA U.S. Government Money Market Fund’s future yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that either the SSGA Money Market Fund or the SSGA U.S. Government Money Market Fund will be able to avoid a negative yield. Reimbursement payments by a fund to the Adviser in connection with the Voluntary Reduction are considered “extraordinary expenses” and are not subject to any contractual expense limitation agreement in effect for a Fund at the time of such payment. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from a Fund. For the period ended February 29, 2016, the Adviser waived $996,380 of its fee and reimbursed $0 of expenses on the SSGA Money Market Fund and waived $2,711,310 of its fee and reimbursed $0 of expenses on the SSGA U.S. Government Money Market Fund. Voluntary reductions subject to potential recovery by year of expiration are as follows:

Expiration	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

8/31/2016	$6,490,477	$9,294,397
8/31/2017	$7,368,968	$9,815,855
8/31/2018	$5,711,610	$8,400,739

Boston Financial Data Services, Inc. (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees, and charges related to compliance and regulatory services.

State Street provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Funds pay State Street asset-based fees that vary according to the

Notes to Financial Statements	19

SSGA Money Market Funds

Notes to Financial Statements, continued — February 29, 2016 (Unaudited)

number of positions and transactions plus out-of-pocket expenses. State Street is a wholly-owned subsidiary of State Street Corporation.

Administrator and Sub-Administrator

SSGA FM serves as Administrator and State Street serves as Sub-Administrator. Pursuant to the Administration Agreement between the Trust on behalf of the Funds and SSGA FM, each Fund pays a fee at an annual rate of 0.05% of the Fund’s net assets. SSGA FM has contractually agreed to waive 0.01% of its administration fee. For the period ended, February 29, 2016, SSGA FM waived fees in the amount of $160,803 and $141,543 for the SSGA Money Market Fund and SSGA U.S. Government Money Market Fund, respectively. This waiver may not be terminated or modified except with the approval of the Board.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) serves as the Distributor of the Trust. The Trust, with the exception of SSGA Prime Money Market Fund Class N shares, adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for services in connection with the distribution of shares of the Trust and the servicing of investor accounts.

To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, each Fund may make payments to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25%.

Additionally, the Board approved the following limits on the amount of Rule 12b-1 fees paid to the Distributor:

12b-1 Fee Limit

SSGA Money Market Fund	0.08%
SSGA U.S. Government Money Market Fund	0.08%

Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

With respect to the Class N shares, each Fund listed in the table below has a shareholder service agreements with the following entities: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”), High Net Worth Services Division of State Street (“High Net Worth Services”) and Wealth Management Systems (collectively, the “Agents”), as well as several unaffiliated service providers. For these services, the Funds and/or Distributor pay the Agents monthly fees at a maximum of 0.175% per annum of the average daily value of all Class N shares held by or for customers of these Agents. For the period ended February 29, 2016, each Fund’s Class N shares paid the following shareholder servicing expenses to the Agents:

	SSGM	High Net Worth Services	Wealth Management Systems

SSGA Money Market Fund	$228,082	$—	$30,525
SSGA U.S. Government Money Market Fund	—	645,483	61,761

The Fund(s) did not incur any expenses from Fiduciary Investors Services during the year.

4.	Trustees’ Fees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

Each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSGA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting, $2,500 for the annual telephonic meeting in September, and $2,000 for each telephonic meeting from the Trust. The Co-Chairmen each receive an additional $44,000 annual retainer. The independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. Trustees’ fees and expenses are allocated among the Trusts and Funds

20	Notes to Financial Statements

SSGA Money Market Funds

Notes to Financial Statements, continued — February 29, 2016 (Unaudited)

overseen by the Trustees in a manner deemed equitable taking into consideration the relative net assets of the funds, subject to a $15,000 minimum per Fund. As of the date of this Shareholder Report, the Trustees were not paid pension or retirement benefits as part of SSGA Funds’ expenses.

The Trust’s officers are compensated by the Adviser and its affiliates.

Accrued fees payable to affiliates and trustees as of February 29, 2016 were as follows:

	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

Advisory fees	$557,030	$550,515
Administration fees	238,546	192,898
Custodian fees	89,856	146,541
Distribution fees	247,786	151,996
Shareholder Servicing fees	4,505	19,345
Transfer agent fees	7,902	11,391
Trustees’ fees	4,570	5,493

	$1,150,195	$1,078,179

5.	Fund Share Transactions

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015

SSGA Money Market Fund
Proceeds from shares sold	$14,886,367,990	$32,953,000,509
Proceeds from reinvestment of distributions	273,333	10,040
Payments for shares redeemed	(15,364,354,035)	(32,963,992,924)

Net increase (decrease)	$(477,712,712)	$(10,982,375)

SSGA U.S. Government Money Market Fund
Proceeds from shares sold	$16,024,154,202	$42,703,008,926
Proceeds from reinvestment of distributions	2,157	—
Payments for shares redeemed	(16,222,429,113)	(43,935,747,839)

Net increase (decrease)	$(198,272,754)	$(1,232,738,913)

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

6.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk). Similar to credit

Notes to Financial Statements	21

SSGA Money Market Funds

Notes to Financial Statements, continued — February 29, 2016 (Unaudited)

risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statement of Assets and Liabilities, less any collateral held by the Fund.

7.	Rule Issuance

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to the governing rules for money market funds. The amendments require that, following a two-year implementation timeframe, institutional prime and institutional tax exempt money market funds adopt a floating net asset value effective in October 2016. The rule changes also allow for certain liquidity-based redemption fees and gates, and include enhanced requirements for disclosure and stress testing. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Funds’ financial statements and accompanying notes.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

22	Notes to Financial Statements

SSGA Money Market Funds

Other Information — February 29, 2016 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from September 1, 2015 to February 29, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

SSGA Money Market Fund

	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)

Class N
Beginning Account Value September 1, 2015	0.31%	$1,000.00	$1,000.00
Ending Account Value February 29, 2016		$1,000.20	$1,023.32
Expenses Paid During Period*		$1.54	$1.56

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

SSGA U.S. Government Money Market Fund

	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)

Class N
Beginning Account Value September 1, 2015	0.18%	$1,000.00	$1,000.00
Ending Account Value February 29, 2016		$1,000.00	$1,023.97
Expenses Paid During Period*		$0.90	$0.91

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

Other Information	23

SSGA Money Market Funds

Shareholder Requests for Additional Information — February 29, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at 1-800-997-7327, (ii) on the Funds’ website at www.SSGA.com/cash, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Funds voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at 1-800-997-7327, (ii) on the Funds’ website at www.SSGA.com/cash, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Funds file their monthly portfolio holdings with the U.S. Securities and Exchange Commission on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. The Funds’ Form N-MFP is available (i) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or ii) at the Securities and Exchange Commission’s public reference room.

24	Shareholder Requests for Additional Information

SSGA Money Market Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

Trustees

William L. Boyan

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as custodian and shareholder servicing agent and pay SSGA Funds Management, Inc. for investment advisory and administrator services.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Fund Management and Service Providers	25

IBG-19063

SSGAMMFDSAR